UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                         Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES

FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF A RECORDED MESSAGE TRANSMITTED TO CERTAIN SHAREHOLDERS AND AN ADJOURNMENT LETTER AND REMINDER LETTERS SENT TO CERTAIN SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL FEBRUARY 12, 2021, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

NOTICE OF MEETING ADJOURNMENT

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

January 26, 2021

To our shareholders:

The AllianzGI Artificial Intelligence & Technology Opportunities Fund Special Meeting of Shareholders, originally scheduled to occur on October 28, 2020 and adjourned until January 26, 2021, was again adjourned to February 12, 2021, due to insufficient vote responses from shareholders. The Board of Trustees is requesting that shareholders of the Fund voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders.

YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

YOU HAVE THE OPPORTUNITY TO VOTE “FOR” OR “AGAINST” THE PROPOSALS. YOU CAN ALSO VOTE “ABSTAIN” TO HAVE YOUR SHARES REPRESENTED AT THE MEETING.

To help avoid additional mailings, please take a moment to cast your vote today on the proposals outlined on the attached proxy card.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares, please call 1 (866) 356-6140 Ext. 12.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 356-6140 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

Allianz GI Funds
Alternative Outreach Communication Messaging
(Start of Campaign Script)

Hello my name is Tom Fuccillo and I am the President of AllianzGI Funds. I am calling you regarding your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. Unfortunately, we had to adjourn the originally scheduled Special Meeting of Shareholders held on November 24, 2020 and the subsequent meetings held on December 23, 2020 and January 26, 2021 due to a lack of quorum. The meeting has now been re-scheduled for February 12th. Please note that shareholders who have voted have done so in overwhelming support of the proposals. We just don’t have enough shares voting to conduct the business of the meeting at this time.

As of today, your account remains one of the largest un-voted accounts. To avoid any additional adjournments, mailings and calls, please vote your shares by voting FOR, AGAINST OR ABSTAIN with a proxy representative now. This process is simple, does not require any confidential information, will only take a moment of your time and will stop any further outreach for this proxy event. To vote with a proxy representative, please press 1 now. 1 forwards to Vote Rep

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or would like to review the meeting agenda, please press 2 now. For more information about your investment with the AllianzGI Funds, please press 3 now. 2 forwards to Information Rep – 3 forwards to below message

(Pause and listen 2 second)

3 plays message below and forwards to information line

“You currently have an un-voted investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. Please hold for a representative who can provide additional information.” Forwards to information Rep

(Pause and listen 2 second)

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5. 5 forwards to the following message - 2 forwards to Information Rep

(Pause and listen 2 seconds)

5 Plays the following message.

Thank you for your consideration.    Have a nice day.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at 1-866-342-4883 from 9am to 11pm Eastern Time, Monday through Friday.

ANSWERING MACHINE SCRIPT FOR AOC

Hello my name is [NAME] and [TITLE] of AllianzGI Funds. We are contacting you regarding the AllianzGI Artificial Intelligence & Technology Opportunities Fund’s adjourned meeting of Shareholders and important initiatives concerning your investment in the Fund.

Please contact us at your earliest convenience at 1-866-342-4883 between the hours of 9am and 11pm Eastern Time, Monday through Friday.

Allianz GI Funds
Alternative Outreach Communication Messaging

Your time is greatly appreciated. Thank you and have a good day.

YOUR IMMEDIATE ATTENTION IS REQUESTED

January 26, 2021

Subject:        AllianzGI Artificial Intelligence & Technology Opportunities Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. In order to proceed, we are requesting your immediate response by February 12, 2021.

The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested. It is very important that we speak to you regarding this matter as soon as possible.

Please contact us toll-free at 1-866-356-6140, Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or Saturday between 10 a.m. and 4 p.m. Eastern Time. During the call please have the enclosed form available.

Thank you for your time and consideration.

Sincerely,

Joe Scull

Director

Head of Business Service

Allianz Global Investors

E7-AIO-O

YOUR IMMEDIATE ATTENTION IS REQUESTED

January 26, 2021

Subject:        AllianzGI Artificial Intelligence & Technology Opportunities Fund

Dear Shareholder:

We have made multiple attempts to contact you regarding a very important initiative pertaining to your investment in AllianzGI Artificial Intelligence & Technology Opportunities Fund. In order to proceed, we are requesting your immediate response by February 12, 2021.

The call will only take a few moments of your time, and there is no confidential information required; however, your response is requested. It is very important that we speak to you regarding this matter as soon as possible.

Please contact us toll-free at 1-866-342-4883 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or Saturday between 10 a.m. and 4 p.m. Eastern Time. During the call please have the enclosed form available.

Thank you for your time and consideration.

Sincerely,

Joe Scull

Director

Head of Business Service

Allianz Global Investors

E7-AIO-N